Exhibit 10.9

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PREPARED  BY/RECORD AND RETURN TO: Conrad J. Boyle,  Esquire,  Mombach,  Boyle &
Hardin, P.A., 500 East Broward Boulevard, Suite 1950, Fort Lauderdale, Florida 33394.
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         THIS  INSTRUMENT  MODIFIES  THAT  CERTAIN  MORTGAGE  DEED AND  SECURITY
         AGREEMENT EXECUTED BY MORTGAGOR IN FAVOR OF MORTGAGEE DATED DECEMBER 20, 2004, RECORDED ON DECEMBER 27, 2004, IN OFFICIAL RECORDS BOOK 38764, PAGE 1973 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, AND REFLECTS A FUTURE ADVANCE IN THE AMOUNT OF TWO HUNDRED AND FIFTY THOUSAND DOLLARS ($250,000.00), SUCH THAT DOCUMENTARY STAMP TAX IN THE
         AMOUNT  OF  EIGHT  HUNDRED  AND  SEVENTY-FIVE   DOLLARS  ($875.00)  AND
         INTANGIBLE TAX IN THE AMOUNT OF FIVE HUNDRED DOLLARS ($500.00) IS BEING PAID ON SAID INDEBTEDNESS WITH THE RECORDATION OF THIS INSTRUMENT IN BROWARD COUNTY, FLORIDA.

                         RECEIPT FOR FUTURE ADVANCE AND
                         MORTGAGE MODIFICATION AGREEMENT

         THIS RECEIPT FOR FUTURE ADVANCE AND MORTGAGE MODIFICATION AGREEMENT ("Agreement") is made and entered into as of the _____ day of October, 2005, by and between AGU ENTERTAINMENT CORP., a Delaware corporation, whose address is 3200 West Oakland Park Blvd, Lauderdale Lakes, Florida 33311 (hereinafter referred to as "Mortgagor") and CHARLEY ZECHES, in her capacity as Trustee of LAKES HOLDING TRUST U/A dated July 27, 2001, whose address is 521 East Las Olas Boulevard, Florida 33301, its successors and assigns (hereinafter referred to as "Mortgagee").

                              W I T N E S S E T H:

         WHEREAS, Mortgagee made and effectuated that certain loan to Mortgagor, as evidenced by the execution and delivery by Mortgagor in favor of Mortgagee of that certain Promissory Note in the principal amount of $7,000,000.00 (the "7MM


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Note").  The 7MM Note is  secured by that  certain  Mortgage  Deed and  Security
Agreement executed by Mortgagor in favor of Mortgagee dated December 20, 2004 and recorded in Official Records Book 38764, Page 1973 of the Public Records of Broward County, Florida (the "Original Mortgage"). The 7MM Note is further secured by the following documents:

         A. That certain Assignment of Rents, Leases and Deposits executed by Mortgagor in favor of Mortgagee dated December 20, 2004 and recorded in Official Records Book 38765, Page 5 of the Public Records of Broward County, Florida (the "Assignment").

         B. That certain Subordination Agreement dated December 20, 2004 by and between Mortgagor, Mortgagee and Mitchell Entertainment Company, a Delaware limited liability Company ("Mitchell") (the "Original Subordination Agreement")

         C. That certain UCC-1 Financing Statement recorded on December 27, 2004, in Official Records Book 38765, Pages 18-24 of the Public Records of Broward County, Florida and that certain UCC-1 filed with the Delaware Department of State on January 27, 2005, under File No. 5032949 1 (collectively, the Financing Statements").

The 7MM Note, the Original Mortgage, the Assignment, the Original Subordination Agreement and the Financing Statements, together with any related documentation executed in connection with the loan evidenced by the 7MM Note are hereinafter collectively referred to as the "Original Loan Documents", which Original Loan Documents currently encumber certain real property owned by Mortgagor located in Broward County, Florida, as more particularly described on Exhibit "A" annexed hereto and made a part hereof (the "Property" or the "Mortgaged Property"); and


         WHEREAS, Mortgagor has applied to Lender to provide for a future advance under the Original Mortgage in the amount of $250,000.00 (the "Future Advance"); and

         WHEREAS, Lender is agreeable to allowing Mortgagor to obtain the Future Advance, as evidenced by the 250M Note (as defined herein), in accordance with the terms and provisions set forth herein; and

         WHEREAS, Mortgagee and Mortgagor have agreed to enter into this Receipt for Future Advance and Mortgage Modification Agreement provided the Original Loan Documents remain in a first priority security position and further provided the 7MM Note and the Original Mortgage are modified in accordance with the terms and provisions set forth herein.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:


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         1. Preamble.  The above and foregoing  preamble is  acknowledged by the parties to be true and correct and is incorporated herein by reference.

         2. Future Advance. It is acknowledged that simultaneously herewith, Mortgagor has borrowed the additional sum of $250,000.00 from Mortgagee, under and pursuant to the terms of that certain Promissory Note in the principal amount of $250,000.00, dated of even date herewith and executed by Mortgagor in favor of Mortgagee (the "250M Note"). The 250M Note is made pursuant to the terms and provisions of the Original Mortgage, as modified herein, and the additional sum evidenced thereby shall be and is fully secured by the Original Mortgage and the Original Loan Documents, as modified herein, all of which shall provide Mortgagee with a first priority lien and security interest in the Mortgaged Property, except as set forth in that certain Subordination Agreement dated as of even date herewith by and among Mortgagor, Mortgagee, Mitchell Entertainment Company, a Delaware corporation ("Mitchell") and Tarragon South Development Corp., a Nevada corporation ("Tarragon") (the "Subordination Agreement").

         3. Continuation of Prior Debt. This Agreement does not constitute the extinguishment of the debt evidenced by the 7MM Note or secured by the Original Mortgage nor does it in any way affect or impair the lien or enforceability of the Original Mortgage, as modified herein, or any other of the Original Loan Documents, as amended herein (or in other documentation executed contemporaneously herewith), which lien is a valid and existing (i) first lien on the Mortgaged Property and shall secure the entire principal balance of, and all payments due and owing under the 7MM Note and (ii) third lien on the Mortgaged Property and shall secure the entire principal balance of, and all payments due and owing under the 250M Note.

         4. Reaffirmation of the Original Loan Documents. Mortgagor does hereby agree that all, each and every of the terms, covenants and conditions set forth in the Original Loan Documents which are not inconsistent herewith are hereby expressly confirmed, ratified and declared to be in full force and effect and to the extent applicable are hereby restated as if made as of the date hereof.

         Mortgagor does hereby unconditionally reaffirm all of its obligations under the 7MM Note and the other Original Loan Documents such that all affirmative covenants set forth therein are hereby restated as if made as of the date hereof, and, reaffirms that such documentation is in full force and effect, as modified herein.

         Mortgagor acknowledges and confirms that any and all obligations of Mortgagee under the Original Loan Documents, to date, have been fully met and that there have been no defaults or actions which lead or may lead to any default or any event of default by Mortgagee under any of the Original Loan Documents with the exception of the "Stated Facts" as defined in the


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Subordination  Agreement.  Mortgagor  further warrants and represents that there are no defenses, setoffs, claims or counterclaims which could be asserted against Mortgagee, or, the obligation of Mortgagor to pay to Mortgagee the payments due and owing under the 7MM Note and/or the Original Loan Documents when and as the same become due and payable. Mortgagor does hereby waive any and all claims that Mortgagor may have against Mortgagee, through the date of the execution of this Agreement.

         5. Release or Satisfaction of the Mortgage. Mortgagor acknowledges and agrees that Mortgagee shall have no obligation to release or satisfy the Original Mortgage, as modified herein, until the indebtedness evidenced by the 7MM Note and the 250M Note and all sums due and payable under the Original Loan Documents have been paid in full to Mortgagee.

         6. Representations and Warranties. Mortgagor hereby represents and warrants to Mortgagee as follows:

         A. The execution of this Agreement has been duly authorized.

         B. Mortgagor is duly organized, validly existing and in good standing under the laws of the state of Delaware and has (i) all necessary licenses, authorizations, registrations and approvals and (ii) full power and legal authority to own its properties, carry on its businesses in the State of Florida and engage in the transactions contemplated by the Original Mortgage, as modified herein and the Original Loan Documents.

         C. With the exception of the Stated Facts, there are no suits, actions or proceedings pending (nor, to the knowledge of Mortgagor are there any actions, suits or proceedings threatened) against Mortgagor or any of its properties in any court or before any arbitrator of any kind at law or before or by any governmental or non-governmental body which would materially adversely affect the Mortgaged Property or the financial condition of Mortgagor.

         D. All financial documentation heretofore delivered to Mortgagee is true, accurate and complete in all material respects, as of the effective date thereof.

         E. No bankruptcy or insolvency proceedings are pending or contemplated by or against Mortgagor, and there have been no charges, pledges or hypothecations respecting Mortgagor or of any interest in Mortgagor which could adversely affect any of the transactions contemplated under this Agreement.

         F. All information, reports, financial documentation, papers and data given to Mortgagee with respect to Mortgagor, or the Mortgaged Property are accurate in all material respects insofar as completeness may be necessary in order to give Mortgagee a true and accurate knowledge of the subject matter.

         G. There are no mechanics or other statutory liens (with the exception of 2005 real estate taxes which are not yet due and owing) against the


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         Mortgaged  Property and there are no unpaid bills or claims outstanding
         for  labor  or  materials   incident  to  the   construction,   repair,
         renovating, excavating or improving of the Mortgaged Property, except normal ongoing trade payables relating to the current construction and trade payables relating to maintenance of the Mortgaged Property, none of which are more than thirty (30) days past due.

         7. Expenses of Transaction. Mortgagor shall promptly pay all fees, costs, expenses and disbursements of Mortgagee and Mortgagee's counsel in connection with the preparation, execution, delivery and performance of this Agreement and in connection with all negotiations relating to the Mortgaged Property and this Agreement, including, without limitation, documentary stamps and intangible tax (recurring and non-recurring) on the 250M Note. Mortgagor shall and hereby does indemnify and hold Mortgagee harmless against liability for the payment of all state documentary stamp taxes or other taxes, including interest and penalties, if any, which may be determined to be payable with respect to the execution and delivery of this Agreement and the 250M Note. Mortgagor acknowledges that it has participated with Mortgagee in establishing the structure of this transaction and it has independently determined the amount of documentary stamp and other taxes due in connection herewith. Mortgagor has not relied upon any representation of Mortgagee or its counsel in calculating the amount of such taxes, and Mortgagor shall be liable for all state documentary stamp tax and other taxes (including interest and penalties) which may be due in connection with the transactions contemplated in this Agreement with regard to the execution and delivery of the 7MM Note and 250M Note and any renewal, modification or extension thereof, and, Mortgagor also authorizes Mortgagee to pay any of such taxes. The provisions of this section shall survive the repayment of the Indebtedness, the satisfaction of the Original Mortgage, as modified herein, and the termination of the Original Loan Documents.

         8. Lien Priority. Mortgagor hereby represents and warrants unto Mortgagee that the Mortgage constitutes a valid and existing first lien upon the Mortgaged Property.

         9. Captions. The captions of this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of intent of this Agreement or the intent of any provision hereof.

         10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefits of the heirs, executors, administrators, successors, and permitted assigns of the respective parties hereto.

         11. Modification. This Agreement may be modified only by written modification hereto.

         12. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto, as to the subject matter hereof and shall be interpreted in accordance with the laws of the State of Florida.


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         13.  WAIVER AND  RELEASE.  AS A MATERIAL  INDUCEMENT  FOR  MORTGAGEE TO
EXECUTE THIS AGREEMENT, AND TO MAKE THE FUTURE ADVANCE, MORTGAGOR DOES HEREBY RELEASE, WAIVE, DISCHARGE, COVENANT NOT TO SUE, ACQUIT, SATISFY AND FOREVER DISCHARGE MORTGAGEE, ITS OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AGENTS AND ITS OR THEIR AFFILIATES AND ASSIGNS FROM ANY AND ALL LIABILITY, CLAIMS, OFFSETS, COUNTERCLAIMS, DEFENSES, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES,
AGREEMENTS, PROMISES AND DEMANDS WHATSOEVER IN LAW OR IN EQUITY WHICH THE MORTGAGOR EVER HAD, NOW HAS, OR WHICH ANY SUCCESSOR OR ASSIGN OF MORTGAGOR HEREAFTER CAN, SHALL OR MAY HAVE AGAINST MORTGAGEE, ITS OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS, AND ITS OR THEIR AFFILIATES AND ASSIGNS WITH REGARD TO THE ORIGINAL MORTGAGE AND THE INDEBTEDNESS SECURED THEREBY, FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER, AS TO CLAIMS EXISTING AS OF THIS DATE, INCLUDING, WITHOUT LIMITATION, THE INDEBTEDNESS OF THE 7MM NOTE AND THE ORIGINAL LOAN DOCUMENTS. MORTGAGOR FURTHER EXPRESSLY AGREES AND ACKNOWLEDGES THAT THE FOREGOING RELEASE AND WAIVER IS INTENDED TO BE AS BROAD AND INCLUSIVE AS PERMITTED BY THE LAWS OF THE STATE OF FLORIDA. IN ADDITION TO, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AND IN CONSIDERATION OF MORTGAGEE'S AGREEMENT TO MAKE THE FUTURE ADVANCE AND TO EXECUTE THIS AGREEMENT, MORTGAGOR COVENANTS WITH AND WARRANTS UNTO MORTGAGEE, ITS OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AGENTS AND ITS OR THEIR AFFILIATES AND ASSIGNS THAT THROUGH THE DATE OF THE EXECUTION OF THIS AGREEMENT, THERE EXIST NO CLAIMS, COUNTERCLAIMS, DEFENSES, OBJECTIONS, OFFSETS OR CLAIMS OF OFFSETS AGAINST MORTGAGEE OR THE OBLIGATION OF MORTGAGOR TO PAY THE INDEBTEDNESS DUE UNDER THE 7MM NOTE, THE 250M NOTE OR UNDER THE ORIGINAL LOAN DOCUMENTS TO MORTGAGEE WHEN AND AS THE SAME BECOMES DUE AND PAYABLE AND MORTGAGOR HEREBY EXPRESSLY WAIVES AND RELEASES ANY AND ALL CLAIMS, COUNTERCLAIMS, DEFENSES, OBJECTIONS, OFFSETS OR CLAIMS OF OFFSETS AGAINST MORTGAGEE ARISING AT ANY TIME THROUGH THE DATE HEREOF WITH REGARD TO SUCH INDEBTEDNESS OR ANY PART THEREOF.

WAIVER OF JURY TRIAL. MORTGAGOR AND MORTGAGEE HEREBY MUTUALLY KNOWINGLY, WILLINGLY AND VOLUNTARILY WAIVE THEIR RIGHT TO TRIAL BY JURY AND NO PARTY NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF THE PARTIES (ALL OF WHOM ARE HEREINAFTER COLLECTIVELY REFERRED TO AS THE "PARTIES") SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEEDING BASED UPON OR ARISING OUT OF THIS MORTGAGE OR THE LOAN DOCUMENTS OR


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ANY INSTRUMENT  EVIDENCING,  SECURING OR RELATING TO THE  INDEBTEDNESS  OR OTHER
OBLIGATIONS SECURED HEREBY OR ANY RELATED AGREEMENT OR INSTRUMENT, ANY OTHER COLLATERAL FOR THE INDEBTEDNESS SECURED HEREBY OR ANY COURSE OF ACTION, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS RELATING TO THE LOAN EVIDENCED BY THE 7MM NOTE, THE 250M NOTE OR TO THE ORIGINAL MORTGAGE AS MODIFIED BY THIS AGREEMENT. THE PARTIES ALSO WAIVE ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED, EXCEPT FOR MANDATORY JOINDERS. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES. THE WAIVER CONTAINED HEREIN IS IRREVOCABLE, CONSTITUTES A KNOWING AND VOLUNTARY WAIVER, AND SHALL BE SUBJECT TO NO EXCEPTIONS. MORTGAGEE HAS IN NO WAY AGREED WITH OR REPRESENTED TO MORTGAGOR OR ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.


________________________________                 AGU ENTERTAINMENT CORP., a
Print Name: ____________________                 Delaware corporation

                                                 By:    ________________________
________________________________                        David Levy, President
Print Name:_____________________


STATE OF FLORIDA
COUNTY OF _________________

         The foregoing instrument was acknowledged before me this _______ day of October, 2005, David Levy, as President of and on behalf of AGU ENTERTAINMENT CORP., a Delaware corporation, who ____ is personally known to me or ____ produced his driver's license as identification.

                                                 ------------------------------
                                                 NOTARY PUBLIC-State of Florida
                                                 Print/Type/Stamp Name:
                                                 Commission Expiration Date:
                                                 Notary Seal:

                                                 (Signing  as a  notary  public
                                                 and not as a maker or
                                                 endorser of this Agreement)


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